GLENBROOK LIFE AND ANNUITY COMPANY
              GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A
                     SUPPLEMENT, DATED JULY 15, 2002, TO THE
    AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES PROSPECTUS DATED MAY 1, 2002

The purpose of this supplement is to change a disclosure and correct a printing error in the above-referenced prospectus for the AIM Lifetime America Variable Annuity Series of contracts ("Contracts") offered by Glenbrook Life and Annuity Company. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the Contracts. The terms we use in this supplement have the same meanings as in the prospectus for the Contracts.

Page 19: Replace the first paragraph under the heading "Minimum Purchase Payments" with the following:

Your initial Purchase Payment must be at least $10,000 ($10,000 for a Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 ($1,000,000 for the AIM Lifetime America Freedomsm) without prior approval. We reserve the right to change the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application.